Subsequent Events	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

20. SUBSEQUENT EVENTS

At the Annual General Meeting of shareholders held on April 15, 2016, the Company’s shareholders approved a dividend of €0.13 per common share. Shareholders who held common shares traded on the New York Stock Exchange on April 26, 2016, the record date, received the dividend in U.S. dollar in the amount of $0.1476 per common share, translated at the exchange rate reported by the European Central Bank on April 21, 2016. The dividend was paid on May 3, 2016 with a total amount of $201 million (the equivalent of €177 million).

Based on a proposal of the Board of Directors aimed at continuing the ongoing buy-back program and at maintaining the necessary operation flexibility over an adequate period of time, CNH Industrial’s shareholders also granted the Board of Directors the authority to repurchase up to a maximum of 10% of CNH Industrial’s issued common shares as of the date of the Annual General Meeting. The authorization, which is valid for a period of 18 months from April 15, 2016 up to and including October 14, 2017, provides for the repurchase of CNH Industrial’s common shares in accordance with applicable laws and regulations. Shareholders also granted the Board of Directors the authority to reduce the issued share capital of CNH Industrial by cancelling up to 80 million special voting shares held in treasury.